Exhibit 99.9

                                                                  EXECUTION COPY
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                              STANDSTILL AGREEMENT
                              --------------------

               This STANDSTILL AGREEMENT (the "Agreement") is made as of November 17, 2003, by and among CharterMac, a Delaware statutory trust ("CharterMac"), and APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II L.P. ("RGII") and SJB Associates L.P. (each an "Investor Member" and collectively, the "Investor Members") (this "Agreement").


                                    RECITALS:
                                    ---------

               WHEREAS, this Agreement is made pursuant to, and as a condition of, that certain Contribution Agreement, dated as of December 17, 2002, by and among CharterMac Capital Company, LLC, a Delaware limited liability company ("CCC"), and the contributors named therein (the "Contribution Agreement") (capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Contribution Agreement);

               WHEREAS, pursuant to (i) the Contribution Agreement and (ii) the Amended and Restated Operating Agreement of CCC (as amended from time to time, the "Operating Agreement"), the Investor Members hold special common units of CCC (the "Special Common Units");

               WHEREAS, pursuant to that certain Special Preferred Voting Shares Purchase Agreement, dated as of November 17, 2003, by and among CharterMac and the Investor Members, the Investor Members hold special preferred voting shares of beneficial interest of CharterMac (the "Special Preferred Shares");

               WHEREAS, CCC, CharterMac Corporation ("CM Corp.") and the Investor Members are parties to that certain Exchange Rights Agreement, dated as of November 17, 2003 (the "Exchange Rights Agreement"), which provides the Investor Members, among other things, with the right to exchange their Special Common Units and Special Preferred Shares for cash or, at the election of CM Corp., for shares of CharterMac's common shares of beneficial interest (the "Common Shares"); and

               WHEREAS, the Investor Members have agreed to enter into this Agreement, which restricts the right of the Investor Members and their Affiliates (as defined in the Operating Agreement) to acquire any securities (or beneficial ownership thereof) of CharterMac as set forth herein, subject to the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


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        Section 1.     Standstill.
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                (a) General Standstill. Each of the Investor Members hereby agrees, on behalf of the Investor Member and his or her Affiliates (the "Investor Member Parties"), that from the date hereof until November 17, 2008 (the "Standstill Period") such Investor Member will not, and that such Investor Member will cause each of his or her Affiliates not, without the prior written approval of CharterMac (which approval shall require the approval of not less than a majority of the Independent Trustees (as defined in the Second Amended and Restated Trust Agreement of CharterMac)) to, directly or indirectly, (i) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other Person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in,
(A) any acquisition of any securities (or beneficial ownership thereof) of CharterMac or any of its subsidiaries, Affiliates or divisions; (B) any tender or exchange offer, merger or other business combination involving CharterMac or any of its subsidiaries, Affiliates or divisions; (C) any recapitalization, restructuring, conversion, liquidation, dissolution or other extraordinary transaction with respect to CharterMac or any of its subsidiaries, Affiliates or divisions; (D) any acquisition of a material or significant amount of the assets of CharterMac or any of its subsidiaries, Affiliates or divisions; or (E) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents with respect to any voting securities of CharterMac (provided, however, that nothing in this clause (i) shall prohibit an Investor Member Party who is an officer or trustee of CharterMac from proposing to the Board of Trustees of CharterMac (in his or her capacity as an officer or trustee of CharterMac) that CharterMac (1) sell to a Person who is not an Affiliate of any Investor Member Party in any twenty four
(24) consecutive month period an asset(s) comprising in the aggregate less than 50% of the then fair market value of CharterMac's total assets, or (2) effect a recapitalization or restructuring provided such recapitalization or restructuring results in all CharterMac shareholders being treated equally and does not disproportionately increase the Investor Member Parties' aggregate proportionate interest in CharterMac as compared to the interest in CharterMac of all other CharterMac shareholders immediately prior to such recapitalization or restructuring); (ii) form, join or in any way participate in a "group" (as defined under the Securities Exchange Act of 1934, as amended, the "1934 Act")) regarding any of the types of matters set forth in (i) above; (iii) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors, managing member or trustees or policies of CharterMac or any of its subsidiaries, Affiliates or divisions; (iv) take any action which might force or require CharterMac or any of its subsidiaries, Affiliates or divisions to make a public announcement regarding any of the types of matters set forth in (i) above; or (v) enter into any discussions or arrangements with any third party with respect to any of the foregoing. The foregoing restrictions shall not be deemed to limit any Investor Member Party who is an officer or trustee of CharterMac from conducting his or her activities or performing his or her duties in a manner consistent with his or her fiduciary obligations in such capacities. Notwithstanding anything to the contrary in this Agreement, the parties agree that no Investor Member shall have any liability, or be deemed in breach of this Agreement, due to the actions of any other Investor Member.


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                (b) General Exceptions to the Standstill. Notwithstanding
anything to the contrary contained herein, each Investor Member and his or her Affiliates may acquire additional Common Shares: (i) to maintain the percentage interest of voting securities in CharterMac held by the applicable Investor Member immediately following the completion of issuance of Special Common Units pursuant to the Contribution Agreement in the event that such percentage interest in CharterMac is reduced as a result of subsequent issuances of voting securities by CharterMac; (ii) pursuant to a tender offer or exchange offer by any of the Investor Member Parties for all voting securities of CharterMac not owned by such Investor Member Parties in the event of the commencement of a tender offer or exchange offer by any Person (other than CharterMac or any, Investor Member Party or any Person acting in concert with, or induced by, such Investor Member Parties) to purchase voting securities of CharterMac (a "Third Party Tender Offer") that would result in a Change of Control (as defined below), which tender offer or exchange offer is not withdrawn or terminated prior to such acquisition; provided, however, that if a Third Party Tender Offer is for more than twenty (20%) percent of the issued and outstanding voting securities of CharterMac but would not result in a Change of Control, any of the Investor Member Parties may conduct its own tender offer or exchange offer but only for an amount of voting securities which, when aggregated with all voting securities to be acquired pursuant to the tender or exchange offer of any other Investor Member Party, is no more than the number of voting securities sought in such Third Party Tender Offer, so long as such Third Party Tender Offer is not withdrawn or terminated prior to such acquisition; and (iii) issued by CharterMac to the Investor Members including issuances of Common Shares (or options to obtain Common Shares) under executive compensation arrangements or CharterMac option plans, but not including original issuances by CharterMac to the public through underwriters, placement agents or otherwise. In addition, each of the Investor Members and his or her Affiliates, other than Stephen M. Ross, may acquire additional Common Shares from time to time so long as the aggregate percentage interest of voting securities of CharterMac held by such Investor Member and his or her Affiliates following such acquisition remains less than or equal to the aggregate percentage interest of voting securities of CharterMac held by such Investor Member and his or her Affiliates immediately following the completion of issuance of Special Common Units pursuant to the Contribution Agreement plus 1%. For the purposes of this agreement, a "Change of Control" means, with respect to CharterMac, (A) the acquisition by any Person or group of Persons, which is not an Affiliate, of beneficial ownership, as that term is defined in Rule 13d-3 under the 1934 Act, directly or indirectly, of more than 40% of the issued and outstanding voting securities of CharterMac ("Voting Interests"); or (B) the merger or consolidation of CharterMac with one or more other business entities as a result of which the holders of all of the issued and outstanding Voting Interests immediately before the merger or consolidation hold less than 50% of the Voting Interests of the surviving or resulting Person.

        Section 2.     Miscellaneous Provisions.
                       ------------------------

                (a) Notices. All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed, on the third business day after mailing (on the first business day after mailing in the


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case of a nationally recognized overnight air courier service) to the parties at the following addresses:

                   If to any Investor Member, to such Investor Member at such address as set forth on Schedule A hereto.

                   If to CharterMac, to:

                           CharterMac
                           625 Madison Avenue
                           New York, New York  10022

                   with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           75 East 55th Street
                           New York, New York 10022
                           Attention: Mark Schonberger, Esq.

                Any party may by notice given in accordance with this Section 2(a) to the other parties designate another address or Person for receipt of notices hereunder.

                (b) Amendment and Modification. This Agreement may be modified, amended or supplemented only by an instrument in writing signed by all of the parties hereto; provided, however, that any such modification, amendment or supplement shall require the approval of not less than a majority of the Independent Trustees.

                (c) Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver (which, in the case of a waiver by CharterMac, shall require the approval of not less than a majority of its Independent Trustees), but such a waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 2(c).

                (d) Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

                (e) Severability. The invalidity or unenforceability of any provisions of this Agreement in any such jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted


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by law. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby and thereby are fulfilled to the extent possible.

                (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (g) Section Headings. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to Sections are to sections of this Agreement, unless otherwise indicated.

                (h) Entire Agreement. This Agreement, together with the Contribution Agreement and the other Collateral Agreements (as defined in the Contribution Agreement), embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement, the Contribution Agreement and the other Collateral Agreements supersede all prior written or oral agreements and understandings between the parties with respect to the transactions.

                (i) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party thereto and their respective representatives, heirs, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit, claim or remedy of any nature whatsoever under or by reason of this Agreement.

                (j) Interpretation.

                    (1) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumptions or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.

                    (2) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                    (3) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

                (k) Further Assurances. Each of the parties shall use reasonable efforts to execute and deliver to any other party such additional documents and take such other action, as


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any other party may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

                            [SIGNATURE PAGES FOLLOW]


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        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                          CHARTERMAC

                                          By: /s/ Alan P. Hirmes
                                              Name: Alan P. Hirmes
                                              Title: Chief Operating Officer

                                          APH ASSOCIATES L.P.

                                          By: APH Associates, Inc., its general
                                              partner

                                              By: /s/ Alan P. Hirmes
                                                  Name: Alan P. Hirmes
                                                  Title: President


                                          DLK ASSOCIATES L.P.

                                          By: DLK Associates, Inc., its general
                                              partner

                                              By: /s/ Denise L. Kiley
                                                  Name: Denise L. Kiley
                                                  Title: President


                                          MARC ASSOCIATES, L.P.

                                          By: Marc Associates, Inc., its general
                                              partner

                                              By: /s/ Marc D. Schnitzer
                                                  Name: Marc D. Schnitzer
                                                  Title:  President


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                                           RELATED GENERAL II L.P.

                                           By: RCMP, Inc., its general partner

                                               By: /s/ Jeff T. Blau
                                                   Name: Jeff T. Blau
                                                   Title:  Vice President


                                           SJB ASSOCIATES L.P.

                                           By: SJB Associates, Inc., its general
                                               partner

                                               By: /s/ Stuart J. Boesky
                                                   Name: Stuart J. Boesky
                                                   Title: President


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                                                                      Schedule A
                                                                      ----------

                              Addresses for Notices
                              ---------------------

If to APH Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Alan P. Hirmes

If to DLK Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Ms. Denise L. Kiley

If to Marc Associates, L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Marc D. Schnitzer

If to SJB Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Stuart J. Boesky

If to The Related Companies, L.P. or to Related General II L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Jeff Blau

with a copy to:

              Michael Orbison, Esq.
              625 Madison Avenue
              New York, NY 10022
and with a copy to:

              Proskauer Rose LLP
              1585 Broadway
              New York, NY 10036
              Attention: Steven Fishman, Esq.


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